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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 21, 2006

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      0-20028                 77-0214673
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                        12201 TECHNOLOGY BLVD., SUITE 150
                               AUSTIN, TEXAS 78727
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)(1) Dismissal of Independent Registered Public Accounting Firm.

     On August 21, 2006, the Board of Directors (the "Board") of Valence Technology, Inc. (the "Company") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent registered public accounting firm.

     Deloitte & Touche's reports on the Company's financial statements for the fiscal years ended March 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the fiscal year ended March 31, 2006 contained an explanatory paragraph regarding the Company's ability to continue as a going concern.

     There have been no disagreements with Deloitte & Touche in connection with the audits of the Company's financial statements for the fiscal years ended March 31, 2006 and 2005 and for the subsequent interim period through August 21, 2006, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which if not resolved to the satisfaction of Deloitte & Touche would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in their reports.

     During the fiscal year ended March 31, 2006 there was one "reportable event," as defined in Item 304(a)(1)(v) of Regulation S-K. The Board discussed the reportable event with representatives of Deloitte & Touche. In performing the audit of the Company's financial statements for the fiscal year ended March 31, 2006, Deloitte & Touche identified in its report on internal control over financial reporting that a material weakness existed and that effective control over financial reporting was not maintained. For the fiscal year ended March 31, 2006, Deloitte & Touche identified the following material weakness: The Company had an insufficient number of personnel with the appropriate technical accounting and SEC reporting expertise within the accounting function to perform a timely financial close process, to adhere to certain control disciplines within the accounting and financial reporting function and to effectively evaluate and determine the appropriate accounting for non-routine and/or complex accounting transactions. The material weakness described above continued to exist as of the quarter ended June 30, 2006, as reported in the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on August 9, 2006. For a further discussion of the foregoing material weakness please refer to Item 9A of the Company's Annual Report on Form 10-K for the year ended March 31, 2006, filed with the Securities and Exchange Commission on June 29, 2006.

     The Company has authorized Deoitte & Touche to respond fully to the inquires of the Company's newly appointed independent registered public accounting firm concerning the subject matter of the material weakness described in this Form 8-K. Other than as disclosed in this Form 8-K, there did not exist any "reportable events" as that term is defined in Item 304(a)(1)(v) during the fiscal years ended March 31, 2006 and 2005, and the interim period through August 21, 2006.

     The Company provided a copy of this Form 8-K to Deloitte & Touche and requested a letter from Deloitte & Touche addressed to the Securities and Exchange Commission stating whether or not Deloitte & Touche agrees with the statements set forth above and, if not, stating the respects in which it does not agree. A copy of Deloitte & Touche's letter responding to the Company's request is provided as Exhibit 16.1 to this Current Report on Form 8-K.

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     (a)(2) Engagement of New Independent Registered Public Accounting Firm.

     On August 25, 2006, the Company appointed Helin, Donovan, Trubee & Wilkinson, LLP ("HDT&W") to serve as its principal independent registered public accounting firm for the year ending March 31, 2007. The Company's Audit Committee approved the appointment of HDT&W as the Company's principal independent registered public accounting firm.

     The Company did not consult HDT&W on any matter described in Item 304(a)(2) of Regulation S-K during the Company's fiscal years ended March 31, 2006 and 2005, and through August 25, 2006.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.       DESCRIPTION

16.1              Letter from Deloitte & Touche LLP, dated August 24, 2006.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VALENCE TECHNOLOGY, INC.



Date:    August 25, 2006                    /s/ Thomas F. Mezger
                                            ------------------------------------
                                            Name:   Thomas F. Mezger
                                            Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

16.1              Letter from Deloitte & Touche LLP, dated August 24, 2006.